DRAFT: 11/03/2005                                                 Exhibit 10.5.2


                        SEVENTH ISSUER MASTER DEFINITIONS
                            AND CONSTRUCTION SCHEDULE



                             DATED 23RD MARCH, 2005



                         PERMANENT FINANCING (NO. 7) PLC

















                                 ALLEN & OVERY
                                ALLEN & OVERY LLP
                                     LONDON

                                    CONTENTS

CLAUSE                                                                      PAGE

1.  Definitions................................................................3
2.  Interpretation and Construction...........................................40
3.  Governing Law and jurisdiction............................................42

Signatories...................................................................43

THIS SEVENTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is signed for the purposes of identification on 23rd March, 2005 by:

(1)    ALLEN & OVERY LLP of One New Change, London EC4M 9QQ; and

(2) SIDLEY AUSTIN BROWN & WOOD of Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA.

1.     DEFINITIONS

       ADDITIONAL AMOUNT means for each Interest Period and Additional Margin Trigger Event, if any, the aggregate of the products, for each day in that Interest Period that such Additional Margin Trigger Event is continuing, or with respect to the Additional Margin Trigger Event in clause (b) and (c) of the definition thereof, for each day in that Interest Period after the date on which such Additional Margin Trigger Event has occurred, of:

       (a) the Additional Margin applicable to that Additional Margin Trigger Event,

       (b)    1/365,

       (c) if the Additional Margin Trigger Event in clause of the definition thereof is the only event then continuing, the product of (i) the total amount of the principal repayment obligations outstanding under the relevant liquidity facilities divided by the total amount available for drawing under such relevant liquidity facilities and (ii) 102/100, and

       (d) the Principal Amount Outstanding of the Series 5 Class A Seventh Issuer Notes as of the first day of such Interest Period;

       ADDITIONAL INTEREST has the meaning given in Condition 4(B) of the Seventh Issuer Notes;

       ADDITIONAL MARGIN means:

       (a) 0.25% per annum for as long as the Additional Margin Trigger Event in clause (a) of the definition thereof has occurred and is continuing; or

       (b)    0.25% per annum if the Additional Margin Trigger Event in clause
              (b) of the definition thereof has occurred and thereafter until the Series 5 Class A Seventh Issuer Notes are paid in full; or

       (c)    0.25% per annum if the Additional Margin Trigger Event in clause
              (c) of the definition thereof has occurred and thereafter until the Series 5 Class A Seventh Issuer Notes are paid in full or sold by an asset-backed commercial paper conduit, or an entity funded by one or more asset-backed commercial paper conduits, administered by HBOS Treasury Services plc; or

       (d) up to [0.05]% per annum for as long as the Additional Margin Trigger Event in clause (d) of the definition thereof has occurred and is continuing;

       provided that if more than one Additional Margin Trigger Event has occurred and is continuing, the Additional Margin shall be 0.25% per annum;

       ADDITIONAL MARGIN TRIGGER EVENT means:

       (a) at any time the Series 5 Class A Seventh Issuer Notes are (i) rated below AA- by S&P or Aa3 by Moody's and (ii) held by an asset-backed commercial paper conduit, or an entity funded by one or more asset-backed commercial paper conduits, administered by HBOS Treasury Services plc, which holder has outstanding obligations to repay a drawdown under one or more liquidity facilities; or

       (b) at any time the Series 5 Class A Seventh Issuer Notes (i) are rated below AA- by S&P or Aa3 by Moody's and (ii) following such downgrade, have been transferred to a liquidity provider for an asset-backed commercial paper conduit, or an entity funded by one or more asset-backed commercial paper conduits, administered by HBOS Treasury Services plc, by such conduit or entity of the Series 5 Class A Seventh Issuer Notes in consideration of the cancellation of such conduit or entity's outstanding obligations to such liquidity provider; or

       (c) at any time a change in the law or regulations of the United Kingdom becomes effective as a consequence of which there is an adverse change in the regulatory treatment for HBOS plc in respect of the Series 5 Class A Seventh Issuer Notes whilst such note is held by an asset-backed commercial paper conduit, or an entity funded by one or more asset-backed commercial paper conduits, administered by HBOS Treasury Services plc; or

       (d) at any time the Series 5 Class A Seventh Issuer Notes are held by an asset-backed commercial paper conduit, or an entity funded by one or more asset-backed commercial paper conduits, administered by HBOS Treasury Services plc, which holder has outstanding obligations to repay a drawdown under one or more liquidity facilities and such drawdowns were not made as a result of the occurrence of the Additional Margin Trigger Events set forth in the previous paragraphs;

       ADDITIONAL SEVENTH ISSUER ACCOUNT means a Seventh Issuer Non-Sterling Account and/or a Seventh Issuer Sterling Account as the context requires;

       AGENT BANK means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA, or such other person for the time being acting as agent bank under the Seventh Issuer Paying Agent and Agent Bank Agreement;

       AGENTS means the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank;

       ARRANGER means HBOS Treasury Services PLC;

       AUDITORS means KPMG Audit Plc of 1 Canada Square, Canary Wharf, London E14 5AG or such other internationally recognised independent firm of auditors selected from time to time by the Seventh Issuer with the prior consent of the Note Trustee;

       AUTHORISED DENOMINATIONS means denominations (in either global or definitive form) of, in the case of the Series 1 Class A Seventh Issuer Notes, the Series 1 Class B Seventh Issuer Notes, the Series 1 Class C Seventh Issuer Notes, the Series 2 Class A Seventh Issuer Notes, the Series 2 Class B Seventh Issuer Notes, the Series 2 Class C Seventh Issuer Notes, $75,000 plus integral multiples of $1,000; in the case of the Series 3 Class A Seventh Issuer Notes, the Series 3 Class B Seventh Issuer Notes and the Series 3 Class C Seventh Issuer Notes, [e]100,000 plus integral multiples of [e]1,000; in the case of the Series 4 Class A Seventh Issuer Notes, the Series 4 Class B Issuer Notes, the Series 4 Class C Seventh Issuer Notes and the Series 5 Class A Seventh Issuer Notes, [GBP]45,000 plus integral multiples of [GBP]1,000, and in any case such denominations (in each case) as the Note Trustee shall determine (which, in the case of the Series 1 Seventh Issuer Notes and the Series 2 Seventh Issuer Notes must be higher than $75,000, in the case of the Series 3 Seventh Issuer Notes must be higher than [e]100,000 and, in the case of the Series 4 Seventh Issuer Notes and the Series 5 Seventh Issuer Notes, must be higher than [GBP]40,000) and notify to the relevant Seventh Issuer Noteholders;

       AUTHORISED INVESTMENTS means:

       (a)    Sterling gilt-edged securities; and

       (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LIBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised person under the FSMA 2000) are rated A-1+ by Standard & Poor's, F1+ by Fitch and P-1 by Moody's or their equivalents by three other internationally recognised rating agencies;

       AUTHORISED SIGNATORY means any authorised signatory referred to in any Seventh Issuer Account Mandate;

       BASIC TERMS MODIFICATION has the meaning given in PARAGRAPH 5 of SCHEDULE 4 to the Seventh Issuer Trust Deed;

       BOOK-ENTRY INTEREST means a beneficial interest in a global note representing the relevant class of Seventh Issuer Notes shown on records maintained in book-entry form by DTC, Euroclear or Clearstream, Luxembourg, as the case may be;

       BUSINESS DAY means a day which is a London Business Day, a New York Business Day and a TARGET Business Day;

       CLASS A SEVENTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Seventh Issuer and the Security Trustee declaring the Class A Seventh Issuer Notes to be due and repayable pursuant to CONDITION 9(A) of the Seventh Issuer Notes;

       CLASS B SEVENTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Seventh Issuer and the Security Trustee declaring the Class B Seventh Issuer Notes to be due and repayable pursuant to CONDITION 9(B) of the Seventh Issuer Notes;

       CLASS C SEVENTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Seventh Issuer and the Security Trustee declaring the Class C Seventh Issuer Notes to be due and repayable pursuant to CONDITION 9(C) of the Seventh Issuer Notes;

       CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Class A Seventh Issuer Notes;

       CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Class B Seventh Issuer Notes;

       CLASS C SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Class C Seventh Issuer Notes;

       CLASS A SEVENTH ISSUER NOTES means the Series 1 Class A Seventh Issuer Notes, the Series 2 Class A Seventh Issuer Notes, the Series 3 Class A Seventh Issuer Notes, the Series 4 Class A Seventh Issuer Notes and the Series 5 Class A Seventh Issuer Notes;

       CLASS B SEVENTH ISSUER NOTES means the Series 1 Class B Seventh Issuer Notes, the Series 2 Class B Seventh Issuer Notes, the Series 3 Class B Seventh Issuer Notes and the Series 4 Class B Seventh Issuer Notes;

       CLASS C SEVENTH ISSUER NOTES means the Series 1 Class C Seventh Issuer Notes, the Series 2 Class C Seventh Issuer Notes, the Series 3 Class C Seventh Issuer Notes and the Series 4 Class C Seventh Issuer Notes;

       CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme;

       COMMON DEPOSITORY means Citibank, N.A., in its capacity as common depository for Euroclear and Clearstream, Luxembourg;

       CONDITIONS or TERMS AND CONDITIONS means the terms and conditions of the Seventh Issuer Notes set out in the SCHEDULE 3 to the Seventh Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Seventh Issuer Trust Deed and any reference to a numbered Condition shall be construed accordingly;

       CURRENCY SWAP AGREEMENTS means the Series 1 Class A Seventh Issuer Swap Agreement, the Series 1 Class B Seventh Issuer Swap Agreement, the Series 1 Class C Seventh Issuer Swap Agreement, the Series 2 Class A Seventh Issuer Swap Agreement, the Series 2 Class B Seventh Issuer Swap Agreement, the Series 2 Class C Seventh Issuer Swap Agreement, the Series 3 Class A Seventh Issuer Swap Agreement, the Series 3 Class B Seventh Issuer Swap Agreement and the Series 3 Class C Seventh Issuer Swap Agreement;

       CURRENCY SWAP PROVIDER means the relevant swap provider in relation to each of the Dollar Currency Swaps or Euro Currency Swaps, as the case may be, and CURRENCY SWAP PROVIDERS means all of them;

       CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Currency Swap Provider is the Defaulting Party;

       DEFAULTING PARTY has the meaning given to it in the Seventh Issuer Swap Agreements;

       DEFERRED INTEREST has the meaning given in CONDITION 4(B) of the Seventh Issuer Notes;

       DEFINITIVE SEVENTH ISSUER NOTES means the Dollar Definitive Seventh Issuer Notes and the Reg S Definitive Seventh Issuer Notes;

       DESIGNATED SUBSIDIARY has the meaning given in CLAUSE 2.2 of the Seventh Issuer Post-Enforcement Call Option Agreement;

       DISTRIBUTION COMPLIANCE PERIOD means the period until and including the 40th day after the later of the commencement of the offering of the Seventh Issuer Notes and the Seventh Issuer Closing Date;

       DOLLAR CURRENCY EXCHANGE RATE means the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars under the relevant Dollar Currency Swap or, if there is no relevant Dollar Currency Swap Agreement in effect at such time, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

       DOLLAR CURRENCY SWAP AGREEMENTS means the ISDA master agreements, schedules and confirmations relating to the Dollar Currency Swaps to be entered into on or before the Seventh Issuer Closing Date between the Seventh Issuer, the relevant Dollar Currency Swap Provider and the Security Trustee (as the same may be amended and/or supplemented from time to time);

       DOLLAR CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Dollar Currency Swap Provider is the Defaulting Party;

       DOLLAR CURRENCY SWAP PROVIDERS means the Series 1 Seventh Issuer Swap Provider and the Series 2 Seventh Issuer Swap Provider;

       DOLLAR CURRENCY SWAPS means the Sterling-Dollar currency swaps which enable the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Seventh Issuer Notes and the Series 2 Seventh Issuer Notes in Dollars;

       DOLLAR DEFINITIVE SEVENTH ISSUER NOTES means the Series 1 Class A Definitive Seventh Issuer Notes, the Series 1 Class B Definitive Seventh Issuer Notes, the Series 1 Class C Definitive Seventh Issuer Notes, the Series 2 Class A Definitive Seventh Issuer Notes, the Series 2 Class B Definitive Seventh Issuer Notes and the Series 2 Class C Definitive Seventh Issuer Notes;

       DOLLAR GLOBAL SEVENTH ISSUER NOTES means the Series 1 Class A Global Seventh Issuer Note, the Series 1 Class B Global Seventh Issuer Note, the Series 1 Class C Global Seventh Issuer Note, the Series 2 Class A Global Seventh Issuer Note, the Series 2 Class B Global Seventh Issuer Note and the Series 2 Class C Global Seventh Issuer Note;

       DOLLAR INTEREST DETERMINATION DATE means two London Business Days before the first day of the Interest Period for which the rate will apply (or if such day is not a Business Day, the next succeeding Business Day);

       EURIBOR will be determined by the Agent Bank on the following basis:

       (a) on the Euro Interest Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to prime banks in the Euro-zone inter-bank market for three-month euro deposits of [E]10,000,000 (or, in the case of the first Interest Period, a linear interpolation of such arithmetic means for two-week and one-month euro deposits).

              This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 248 or, if the Moneyline Telerate Screen No. 248 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Seventh Issuer with the approval of the Note Trustee will be used.

              In each of these cases, the determination will be made at or about
              11.00 a.m., Brussels time, on that date. This is called the screen rate for the Series 4 issuer notes;

       (b) if, on any such Euro Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

              (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to prime banks for euro deposits of the equivalent amount, and for the relevant period, in the Euro-zone inter-bank market as at or about 11.00 a.m. (Brussels time); and

              (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;


       (c) if, on any such Euro Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

       (d) if, on any such Euro Interest Determination Date, fewer than two Reference Banks provide offered quotations, the Agent Bank will consult with the Note Trustee and the Seventh Issuer for the purpose of agreeing a total of two banks in the Euro-zone inter-bank market to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the offered quotations as calculated in paragraph (b). If no such banks are agreed or such agreed banks do not provide such offered quotations then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

       DOLLAR SEVENTH ISSUER NOTES means the Dollar Global Seventh Issuer Notes and the Dollar Definitive Seventh Issuer Notes, as applicable;

       EUROCLEAR means Euroclear Bank S.A./N.V., as operator of the Euroclear System or the successor for the time being to such business;

       EURO CURRENCY EXCHANGE RATE means the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro under the Euro Currency Swap or, if there is no Euro Currency Swap Agreement in effect at such time, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro on the foreign exchange markets;

       EURO CURRENCY SWAPS means the Sterling-Euro currency swaps which enable the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class A Seventh Issuer Notes, the Series 3 Class B Seventh Issuer Notes and the Series 3 Class C Seventh Issuer Notes;

       EURO CURRENCY SWAP AGREEMENTS means the ISDA master agreements, schedules and confirmations relating to the Euro Currency Swaps to be entered into on or before the Seventh Issuer Closing Date between the Seventh Issuer, the Euro Currency Swap Providers and the Security Trustee (as the same may be amended and/or supplemented from time to time);

       EURO CURRENCY SWAP PROVIDERS means the Series 3 Seventh Issuer Swap Provider;

       EURO CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Euro Currency Swap Agreements) where the Euro Currency Swap Provider is the Defaulting Party;

       EURO DEFINITIVE SEVENTH ISSUER NOTES means the Series 3 Class A Definitive Seventh Issuer Notes, the Series 3 Class B Definitive Seventh Issuer Notes and the Series 3 Class C Definitive Seventh Issuer Notes;

       EURO GLOBAL SEVENTH ISSUER NOTES means the Series 3 Class A Global Seventh Issuer Note, the Series 3 Class B Global Seventh Issuer Note and the Series 3 Class C Global Seventh Issuer Note;

       EURO INTEREST DETERMINATION DATE means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

       EURO SEVENTH ISSUER NOTE means Euro Global Seventh Issuer Notes and the Euro Definitive Seventh Issuer Notes, as applicable;

       EVENT OF DEFAULT means an event of default pursuant to CONDITION 9 of the Seventh Issuer Note Conditions;

       EXCESS SWAP COLLATERAL means an amount (which will be transferred directly to the relevant Seventh Issuer Swap Provider in accordance with the relevant Seventh Issuer Swap Agreement) equal to the value of the collateral (or the applicable part of any collateral) provided by any Seventh Issuer Swap Provider to the Seventh Issuer in respect of that Seventh Issuer Swap Provider's obligations to transfer collateral to the Seventh Issuer under the relevant Seventh Issuer Swap Agreement which is in excess of that Seventh Issuer Swap Provider's liability under the relevant Seventh Issuer Swap Agreement as at the date of termination of the relevant Seventh Issuer Swap Agreement or which it is otherwise entitled to have returned to it under the terms of the relevant Seventh Issuer Swap Agreement;

       EXCHANGE RATE means the exchange rate set out in each Currency Swap Agreement dated on or about the Seventh Issuer Closing Date;

       EXTRAORDINARY RESOLUTION has the meaning set out in paragraph 23 of
       SCHEDULE 4 to the Seventh Issuer Trust Deed;

       FINAL MATURITY DATE means in respect of:

       (a) the Series 1 Class A Seventh Issuer Notes, the Interest Payment Date falling in March 2006;

       (b) the Series 2 Class A Seventh Issuer Notes, the Interest Payment Date falling in September 2014;

       (c) the Series 3 Class A Seventh Issuer Notes, the Interest Payment Date falling in September 2032;

       (d) the Series 4 Class A Seventh Issuer Notes, the Interest Payment Date falling in September 2032;

       (e) the Series 5 Class A Seventh Issuer Notes, the Interest Payment Date falling in September 2032;

       (f) the Series 1 Class B Seventh Issuer Notes, the Interest Payment Date falling in June 2042;

       (g) the Series 2 Class B Seventh Issuer Notes, the Interest Payment Date falling in June 2042;

       (h) the Series 3 Class B Seventh Issuer Notes, the Interest Payment Date falling in June 2042;

       (i) the Series 4 Class B Seventh Issuer Notes, the Interest Payment Date falling in June 2042;

       (j) the Series 1 Class C Seventh Issuer Notes, the Interest Payment Date falling in June 2042;

       (k) the Series 2 Class C Seventh Issuer Notes, the Interest Payment Date falling in June 2042;

       (l) the Series 3 Class C Seventh Issuer Notes, the Interest Payment Date falling in June 2042; and

       (m) the Series 4 Class C Seventh Issuer Notes, the Interest Payment Date falling in June 2042;

       FINAL REDEMPTION means the date on which all moneys and other liabilities for the time being due or owing by the Seventh Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

       FINAL REPAYMENT DATE means in respect of:

       (a) the Seventh Issuer Series 1 Term AAA Advance, the Interest Payment Date falling in March 2006;

       (b) the Seventh Issuer Series 2 Term AAA Advances, the Interest Payment Date falling in September 2014;

       (c) the Seventh Issuer Series 3 Term AAA Advances, the Interest Payment Date falling in September 2032;

       (d) the Seventh Issuer Series 4 Term AAA Advance, the Interest Payment Date falling in September 2032;

       (e) the Seventh Issuer Series 5 Term AAA Advance, the Interest Payment Date falling in September 2032;

       (f) the Seventh Issuer Series 1 Term AA Advance, the Interest Payment Date falling in June 2042;

       (g) the Seventh Issuer Series 2 Term AA Advance, the Interest Payment Date falling in June 2042;

       (h) the Seventh Issuer Series 3 Term AA Advance, the Interest Payment Date falling in June 2042;

       (i) the Seventh Issuer Series 4 Term AA Advance, the Interest Payment Date falling in June 2042;

       (j) the Seventh Issuer Series 1 Term BBB Advance, the Interest Payment Date falling in June 2042;

       (k) the Seventh Issuer Series 2 Term BBB Advance, the Interest Payment Date falling in June 2042;

       (l) the Seventh Issuer Series 3 Term BBB Advance, the Interest Payment Date falling in June 2042; and

       (m) the Seventh Issuer Series 4 Term BBB Advance, the Interest Payment Date falling in June 2042;

       FINANCIAL ADVISER means any financial adviser selected by the Security Trustee to give such financial advice in relation to the Seventh Issuer Notes as the Security Trustee may request from time to time;

       FINANCIAL PERIOD means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which securities of the company are listed;

       FINANCIAL YEAR means, in the case of the Seventh Issuer, each twelve-month period ending on the last day of the calendar year;

       FITCH means Fitch Ratings Limited and any successor to its ratings business;

       FSMA 2000 or FSMA means the Financial Services and Market Act 2000 (as amended from time to time);

       GLOBAL SEVENTH ISSUER NOTES means the global notes issued in respect of the Seventh Issuer Notes, in the form of the Dollar Global Seventh Issuer Notes and the Reg S Global Seventh Issuer Notes;

       HBOSTS means HBOS Treasury Services plc;

       INDEPENDENT CERTIFICATES means certificates of independent parties furnished by the Seventh Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and in accordance with sections 314(c) and 314(d)(1) of the Trust Indenture Act;

       INITIAL RELEVANT SCREEN RATE means:

       (a) in respect of the Series 1 Seventh Issuer Notes and the Series 2 Seventh Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for two-week Dollar deposits and the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Seventh Issuer with the approval of the Note Trustee; or

       (b) in respect of the Series 3 Seventh Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to prime banks for two-week Euro deposits and the arithmetic mean of the offered quotations to prime banks for one-month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Seventh Issuer with the approval of the Note Trustee; or

       (c) in respect of the Series 4 Seventh Issuer Notes and the Series 5 Seventh Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for two-week Sterling deposits and the arithmetic mean of the offered quotations to leading banks for one-month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Seventh Issuer with the approval of the Note Trustee;

       INTEREST AMOUNT means the amount of interest payable on each Seventh Issuer Note in respect of the relevant Interest Period;

       INTEREST DETERMINATION DATE means the Sterling Interest Determination Date, the Euro Interest Determination Date and the Dollar Interest Determination Date (as applicable);

       INTEREST PAYMENT DATE means, as applicable, a Quarterly Interest Payment Date and/or a Series 1 Class A Interest Payment Date;

       INTEREST PERIOD means:

       (a) in respect of interest payments made in respect of the Seventh Issuer Notes (other than the Series 1 Class A Seventh Issuer Notes) the period from (and including) a Quarterly Interest Payment Date (or in respect of the first Interest Period, the Seventh Issuer Closing Date) to (but excluding) the next following (or first) Quarterly Interest Payment Date; and

       (b) in respect of the Series 1 Class A Seventh Issuer Notes, the period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Seventh Issuer Closing Date) to (but excluding) the next following (or first) Series 1 Class A Interest Payment Date, except that following the occurrence of a Trigger Event or the enforcement of the Seventh Issuer Security in accordance with the Seventh Issuer Deed of Charge (and, for purposes of the Series 1 Class A Seventh Issuer Swap, following the first interest period), the Interest Period for the Series 1 Class A Seventh Issuer Notes will be the quarterly period from (and including) the immediately preceding Quarterly Interest Payment Date to have occurred to (but excluding) the 10th day of the then next to occur of March, June, September or December (or, if such day is not a Business Day, the next succeeding Business Day) and thereafter will be the quarterly period from (and including) such date to (but excluding) the 10th day of the then first to occur of March, June, September or December in each year.

       ISSUER ORDER means a written order or request signed in the name of the Seventh Issuer by two directors of the Seventh Issuer;

       ISSUER'S CERTIFICATE means a certificate signed in the name of the Seventh Issuer by two directors of the Seventh Issuer;

       JOINT LEAD UNDERWRITERS means:

       (a)    Citigroup Global Markets Limited;

       (b)    Credit Suisse First Boston (Europe) Limited; and

       (c)    Deutsche Bank Securities Inc.;

       LETTER OF REPRESENTATIONS means the letter of representations to DTC dated on or about the Seventh Issuer Closing Date from the Principal Paying Agent and the Seventh Issuer;

       LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

       LONDON STOCK EXCHANGE means the London Stock Exchange plc;

       MANAGERS means, ABN AMRO Bank N.V., London Branch, Lehman Brothers International (Europe), Morgan Stanley & Co International Limited, [*] and [*];

       MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated on or about 23rd March, 2005, as the same may be further amended, restated and supplemented from time to time;

       MOODY'S means Moody's Investors Service Limited and any successor to its rating business;

       NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business in the city of New York;

       NOTE DETERMINATION DATE means two Business Days prior to each Interest Payment Date;

       NOTE EVENT OF DEFAULT means an event of default pursuant to CONDITION 9 of the Seventh Issuer Notes;

       NOTEHOLDERS means the holders for the time being of the Seventh Issuer Notes;

       NOTE PRINCIPAL PAYMENT means the amount of each principal payment payable on each Note;

       NOTE TRUSTEE means The Bank of New York having its principal office at One Canada Square, London E14 5AL acting as Note Trustee under the terms of the Seventh Issuer Trust Deed, or such other person as may from time to time be appointed as Note Trustee (or co-trustee) pursuant to the Seventh Issuer Trust Deed;

       NOTICE means, in respect of notice being given to the Noteholders, a notice duly given in accordance with CONDITION 15 of the Seventh Issuer Notes;

       OFFICERS' CERTIFICATE means an officers certificate furnished by the Seventh Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

       ONE-MONTH USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

       (a) on the applicable Dollar Interest Determination Date applicable to the Series 1 Class A Seventh Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for dollar deposits for one-month dollar deposits. The One-Month USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for the two-week and one-month dollar deposits (rounded upwards, if necessary, to five decimal places).

              This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Seventh Issuer with the approval of the Note Trustee will be used.

              In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date;

       (b) if, on any such Dollar Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

              (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

              (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

       (c) if, on any such Dollar Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

       (d) if, on any such Dollar Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Seventh Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

       OPINION OF COUNSEL means an opinion of counsel furnished by the Seventh Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

       OPTION has the meaning given to it in CLAUSE 2.2 of the Seventh Issuer Post-Enforcement Call Option Agreement;

       OPTION EXERCISE DATE has the meaning ascribed to that expression in CONDITION 10 of the Seventh Issuer Notes and CLAUSE 2.1 of the Seventh Issuer Post-Enforcement Call Option Agreement;

       PAYING AGENTS means the Principal Paying Agent and the US Paying Agent;

       POOL FACTOR has the meaning given to it in CONDITION 5(C) of the Seventh Issuer Notes;

       POTENTIAL NOTE EVENT OF DEFAULT has the same meaning as POTENTIAL SEVENTH ISSUER EVENT OF DEFAULT;

       POTENTIAL SEVENTH ISSUER EVENT OF DEFAULT or POTENTIAL SEVENTH ISSUER NOTE EVENT OF DEFAULT means any condition, event or act which with the lapse of time and/or the giving of any notice would constitute a Seventh Issuer Event of Default;

       PRINCIPAL AMOUNT OUTSTANDING has the meaning set out in CONDITION 5(C) of the Seventh Issuer Notes;

       PRINCIPAL PAYING AGENT means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as principal paying agent in the United Kingdom pursuant to the Seventh Issuer Paying Agent and Agent Bank Agreement;

       PROSPECTUS means the prospectus dated [16th] March, 2005 in relation to the issue of the Seventh Issuer Notes;

       PURCHASE OPTION has the meaning given to is in CONDITION 5(F) of the Seventh Issuer Notes;

       QUARTERLY INTEREST PAYMENT DATE means in respect of the Seventh Issuer Notes (other than the Series 1 Class A Seventh Issuer Notes) the 10th day of March, June, September and December in each year (or, if such day is not a Business Day, the next succeeding Business Day);

       RATE OF INTEREST has the meaning given in CONDITION 4(C) of the Seventh Issuer Notes;

       RATING AGENCIES means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

       RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Seventh Issuer Charged Property by the Security Trustee pursuant to the Seventh Issuer Deed of Charge and/or the Funding 1 Deed of Charge (as supplemented by Second Supplemental Funding 1 Deed of Charge);

       RECORD DATE in respect of the Definitive Seventh Issuer Notes means the 15th day prior to each Interest Payment Date;

       REDEMPTION OPTION has the meaning given in Condition 5(F) of the Seventh Issuer Notes;

       REFERENCE BANKS means the initial Reference Banks (as defined in CONDITION 4(H) of the Seventh Issuer Notes) and/or such other bank as may be appointed pursuant to CONDITION 4(H) of the Seventh Issuer Notes;

       REG S means Regulation S under the United States Securities Act of 1933, as amended;

       REG S DEFINITIVE SEVENTH ISSUER NOTES are, where Definitive Seventh Issuer Notes are issued, the Seventh Issuer Notes (other than the Series 5 Class A Seventh Issuer Notes) issued by the Seventh Issuer in exchange for the beneficial interests represented by the Reg S Global Seventh Issuer Note of each class and the Series 5 Class A Definitive Seventh Issuer Notes;

       REG S GLOBAL SEVENTH ISSUER NOTES means the Series 3 Global Seventh Issuer Notes, the Series 4 Global Seventh Issuer Notes and the Series 5 Global Seventh Issuer Notes;

       REGISTER means the register of noteholders kept by the Registrar and which records the identity of each Seventh Issuer Noteholder and the number of Seventh Issuer Notes which each Seventh Issuer Noteholder owns;

       REGISTRAR means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as the registrar appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement to record the holders of Seventh Issuer Notes;

       REGULATIONS means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Seventh Issuer Paying Agent and Agent Bank Agreement;

       RELEVANT MARGIN means:

       (a) in respect of the Series 1 Class A Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011;

       (b) in respect of the Series 1 Class B Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (c) in respect of the Series 1 Class C Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (d) in respect of the Series 2 Class A Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (e) in respect of the Series 2 Class B Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (f) in respect of the Series 2 Class C Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (g) in respect of the Series 3 Class A Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (h) in respect of the Series 3 Class B Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (i) in respect of the Series 3 Class C Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (j) in respect of the Series 4 Class A Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (k) in respect of the Series 4 Class B Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       (l) in respect of the Series 4 Class C Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum; and

       (m) in respect of the Series 5 Class A Seventh Issuer Notes, [*] per cent. per annum up to and including the Interest Period ending in December 2011 and thereafter [*] per cent. per annum;

       RELEVANT SCREEN RATE means:

       (a) in respect of the first Interest Period, the Initial Relevant Screen Rate; and

       (b)    (i)    in respect of subsequent Interest Periods in respect of the
                     Series 1 Class A Seventh Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month
                     Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 3750;

              (ii) in respect of subsequent Interest Periods in respect of the Series 1 Class B Seventh Issuer Notes, the Series 1 Class C Seventh Issuer Notes and the Series 2 Seventh Issuer Notes, the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

              (iii) in respect of subsequent Interest Periods in respect of the Series 3 Seventh Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Euro deposits in the Euro-zone inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 248;

              (iv) in respect of subsequent Interest Periods in respect of the Series 4 Seventh Issuer Notes and the Series 5 Seventh Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750; and

       in each case, displayed on the above-mentioned page of the Moneyline Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Seventh Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places);

       RELEVANT SEVENTH ISSUER NOTES has the meaning given in CLAUSE 2.2 of the Seventh Issuer Post-Enforcement Call Option Agreement;

       REPAYMENT DATE means the earlier to occur of (a) the date when the Notes have been redeemed in full and (b) the Funding 1 Interest Payment Date in June 2042;

       REQUISITE RATINGS means a rating of P-1 by Moody's, F1+ by Fitch and A-1+ by Standard & Poor's;

       SCHEDULED AMORTISATION INSTALMENT means:

       (a) in respect of the Seventh Issuer Series 3 Term AAA Advance, the repayments of principal due on September 2009, December 2009, March 2010 and June 2010, being the Scheduled Repayment Dates of the Seventh Issuer Series 3 Term AAA Advance

       (b) in respect of the Seventh Issuer Series 4 Term AAA Advance, the repayments of principal due on June 2010 and September 2010, being the Scheduled Repayment Dates of the Seventh Issuer Series 4 Term AAA Advance; or

       (c) in respect of the Seventh Issuer Series 5 Term AAA Advance, the repayments of principal due on June 2011 and December 2011, being the Scheduled Repayment Dates of the Seventh Issuer Series 5 Term AAA Advance; or

       (d) in respect of any New Term Advance which is a Scheduled Amortisation Term Advance, the repayments of principal due on each of the Scheduled Repayments Dates of that Scheduled Amortisation Term Advance;

       SCHEDULED AMORTISATION TERM ADVANCE means the Seventh Issuer Series 3 Term AAA Advance and/or the Seventh Issuer Series 4 Term AAA Advance and/or the Seventh Issuer Series 5 Term AAA Advance and/or any New Term Advance that is referred to as such in the relevant offering document or prospectus relating to any New Issuer;

       SCHEDULED PRINCIPAL REPAYMENT means, in respect of the Seventh Issuer Term AAA Advances, the Seventh Issuer Term AA Advances, the Seventh Issuer Term BBB Advances, or any New Term Advance, the amount of principal, if any, scheduled to be repaid in respect of such advance on the relevant Scheduled Repayment Date;

       SCHEDULED REDEMPTION DATES means:

       (a) in respect of the Series 1 Class A Seventh Issuer Notes, the Interest Payment Date in March 2006;

       (b) in respect of the Series 2 Class A Seventh Issuer Notes, the Interest Payment Date in September 2007;

       (c) in respect of the Series 3 Class A Seventh Issuer Notes, the Interest Payment Dates in September 2009, December 2009, March 2010 and June 2010;

       (d) in respect of the Series 4 Class A Seventh Issuer Notes, the Interest Payment Dates in June 2010 and September 2010; and

       (e) in respect of the Series 5 Class A Seventh Issuer Notes, the Interest Payment Dates in June 2011 and December 2011;

       SCHEDULED REPAYMENT DATES means:

       (a) in respect of the Seventh Issuer Series 1 Term AAA Advance, the Interest Payment Date in March 2006;

       (b) in respect of the Seventh Issuer Series 2 Term AAA Advance, the Interest Payment Date in September 2007;

       (c) in respect of the Seventh Issuer Series 3 Term AAA Advance, the Interest Payment Dates in September 2009, December 2009, March 2010 and June 2010;

       (d) in respect of the Seventh Issuer Series 4 Term AAA Advance, the Interest Payment Dates in June 2010 and September 2010;

       (e) in respect of the Seventh Issuer Series 5 Term AAA Advance, the Interest Payment Dates in June 2011 and December 2011;

       (f) in respect of any New Term Advance which is intended to be a Seventh Issuer Bullet Term Advance, the Scheduled Repayment Date of that Seventh Issuer Bullet Term Advance; and

       (g) in respect of any New Term Advance which is intended to be a Scheduled Amortisation Term Advance, the Scheduled Repayment Dates for each of the Scheduled Amortisation Instalments under such Scheduled Amortisation Term Advance;

       SECURITIES ACT means the United States Securities Act of 1933, as amended;

       SECURITY TRUSTEE means in relation to the Seventh Issuer, the Seventh Issuer Secured Creditors, the Seventh Issuer Deed of Charge, the Seventh Issuer Security and the Seventh Issuer Intercompany Loan Agreement, The Bank of New York whose London branch address is at 48th Floor, One Canada Square, London E14 5AL acting as Security Trustee under the terms of the Seventh Issuer Deed of Charge or such other person as may from time to time be appointed as Security Trustee (or co-trustee) pursuant to the Seventh Issuer Deed of Charge;

       SELLER means Halifax plc (registered number 2367076) in its capacity as seller of the Loans and their Related Security to the Mortgages Trustee pursuant to the terms of the Mortgage Sale Agreement;

       SENIOR LIABILITIES means the items listed in paragraphs (a) and (c) to
       (g) (inclusive) of the Seventh Issuer Pre-Enforcement Revenue Priority of Payments;

       SERIES 1 CLASS A SEVENTH ISSUER NOTES means the US$1,000,000,000 series 1 class A asset backed floating rate notes due March 2006;

       SERIES 1 CLASS B SEVENTH ISSUER NOTES means the US$43,000,000 series 1 class B asset backed floating rate notes due June 2042;

       SERIES 1 CLASS C SEVENTH ISSUER NOTES means the US$42,200,000 series 1 class C asset backed floating rate notes due June 2042;

       SERIES 2 CLASS A SEVENTH ISSUER NOTES means the US$1,250,000,000 series 2 class A asset backed floating rate notes due September 2014;

       SERIES 2 CLASS B SEVENTH ISSUER NOTES means the US$54,100,000 series 2 class B asset backed floating rate notes due June 2042;

       SERIES 2 CLASS C SEVENTH ISSUER NOTES means the US$52,800,000 series 2 class C asset backed floating rate notes due June 2042;

       SERIES 3 CLASS A SEVENTH ISSUER NOTES means the [E]1,500,000,000 series 3 class A asset backed floating rate notes due September 2032;

       SERIES 3 CLASS B SEVENTH ISSUER NOTES means the [E]65,000,000 series 3 class B asset backed floating rate notes due June 2042;

       SERIES 3 CLASS C SEVENTH ISSUER NOTES means the [E]63,400,000 series 3 class C asset backed floating rate notes due [June 2042];

       SERIES 4 CLASS A SEVENTH ISSUER NOTES means the (pound)750,000,000 series 4 class A asset backed floating rate notes due September 2032;

       SERIES 4 CLASS B SEVENTH ISSUER NOTES means the (pound)32,500,000 series 4 class B asset backed floating rate notes due June 2042;

       SERIES 4 CLASS C SEVENTH ISSUER NOTES means the (pound)31,700,000 series 4 class C asset backed floating rate notes due June 2042;

       SERIES 5 CLASS A SEVENTH ISSUER NOTES means the (pound)500,000,000 series 5 class A asset backed floating rate notes due September 2032;

       SERIES 1 CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class A Seventh Issuer Notes;

       SERIES 1 CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class B Seventh Issuer Notes;

       SERIES 1 CLASS C SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class C Seventh Issuer Notes;

       SERIES 2 CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class A Seventh Issuer Notes;

       SERIES 2 CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class B Seventh Issuer Notes;

       SERIES 2 CLASS C SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class C Seventh Issuer Notes;

       SERIES 3 CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class A Seventh Issuer Notes;

       SERIES 3 CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class B Seventh Issuer Notes;

       SERIES 3 CLASS C SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class C Seventh Issuer Notes;

       SERIES 4 CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class A Seventh Issuer Notes;

       SERIES 4 CLASS B SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class B Seventh Issuer Notes;

       SERIES 4 CLASS C SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class C Seventh Issuer Notes;

       SERIES 5 CLASS A SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class A Seventh Issuer Notes;

       SERIES 1 CLASS A GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class A Seventh Issuer Notes;

       SERIES 1 CLASS B GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class B Seventh Issuer Notes;

       SERIES 1 CLASS C GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class C Seventh Issuer Notes;

       SERIES 1 GLOBAL SEVENTH ISSUER NOTES means the Series 1 Class A Global Seventh Issuer Note, the Series 1 Class B Global Seventh Issuer Note and the Series 1 Class C Seventh Issuer Global Note;

       SERIES 2 CLASS A GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class A Seventh Issuer Notes;

       SERIES 2 CLASS B GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class B Seventh Issuer Notes;

       SERIES 2 CLASS C GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class C Seventh Issuer Notes;

       SERIES 2 GLOBAL SEVENTH ISSUER NOTES means the Series 2 Class A Global Seventh Issuer Note, Series 2 Class B Global Seventh Issuer Note and the Series 2 Class C Global Seventh Issuer Note;

       SERIES 3 CLASS A GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class A Seventh Issuer Notes;

       SERIES 3 CLASS B GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class B Seventh Issuer Notes;

       SERIES 3 CLASS C GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class C Seventh Issuer Notes;

       SERIES 3 GLOBAL SEVENTH ISSUER NOTES means the Series 3 Class A Global Seventh Issuer Note, Series 3 Class B Global Seventh Issuer Note and the Series 3 Class C Global Seventh Issuer Note;

       SERIES 4 CLASS A GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class A Seventh Issuer Notes;

       SERIES 4 CLASS B GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class B Seventh Issuer Notes;

       SERIES 4 CLASS C GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class C Seventh Issuer Notes;

       SERIES 4 GLOBAL SEVENTH ISSUER NOTES means the Series 4 Class A Global Seventh Issuer Notes, the Series 4 Class B Global Seventh Issuer Note and the Series 4 Class C Global Seventh Issuer Note;

       SERIES 5 CLASS A DEFINITIVE SEVENTH ISSUER NOTES the Series 5 Class A Seventh Issuer Notes, issued in definitive registered form;

       SERIES 5 CLASS A GLOBAL SEVENTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class A Seventh Issuer Notes which may be issued in respect of the Series 5 Class A Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 13;

       SERIES 5 GLOBAL SEVENTH ISSUER NOTES means the Series 5 Class A Global Seventh Issuer Note;

       SERIES 1 SEVENTH ISSUER NOTES means collectively the Series 1 Class A Seventh Issuer Notes, the Series 1 Class B Seventh Issuer Notes and the Series 1 Class C Seventh Issuer Notes;

       SERIES 2 SEVENTH ISSUER NOTES means collectively the Series 2 Class A Seventh Issuer Notes, the Series 2 Class B Seventh Issuer Notes, and the Series 2 Class C Seventh Issuer Notes;

       SERIES 3 SEVENTH ISSUER NOTES means collectively the Series 3 Class A Seventh Issuer Notes, the Series 3 Class B Seventh Issuer Notes and the Series 3 Class C Seventh Issuer Notes;

       SERIES 4 SEVENTH ISSUER NOTES means collectively the Series 4 Class A Seventh Issuer Notes, the Series 4 Class B Seventh Issuer Notes and the Series 4 Class C Seventh Issuer Notes;

       SERIES 5 SEVENTH ISSUER NOTES means the Series 5 Class A Seventh Issuer Notes;

       SERIES 1 CLASS A INTEREST PAYMENT DATE means in respect of the Series 1 Class A Seventh Issuer Notes the 10th day of each consecutive month (or, if such day is not a Business Day, the next succeeding Business Day), until the earliest to occur of (i) the Interest Payment Date falling in March 2006, (ii) the Quarterly Interest Payment Date immediately following the occurrence of a Trigger Event and (iii) the Quarterly Interest Payment Date immediately following the enforcement of the Seventh Issuer Security in accordance with the Seventh Issuer Deed of Charge, and thereafter the 10th day of September, December, March and June in each year (or if such day is not a Business Day, the next succeeding Business Day);

       SERIES 1 CLASS A SEVENTH ISSUER SWAP means the sterling-dollar currency swap which enables the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class A Seventh Issuer Notes in dollars;

       SERIES 1 CLASS A SEVENTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 1 Class A Seventh Issuer Swap Provider, the Seventh Issuer and the Security Trustee as amended and supplemented from time to time;

       SERIES 1 CLASS B SEVENTH ISSUER SWAP means the sterling-dollar currency swap which enables the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class B Seventh Issuer Notes in dollars;

       SERIES 1 CLASS B SEVENTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 1 Class B Seventh Issuer Swap Provider, the Seventh Issuer and the Security Trustee as amended and supplemented from time to time;

       SERIES 1 CLASS C SEVENTH ISSUER SWAP means the sterling-dollar currency swap which enables the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class C Seventh Issuer Notes in dollars;

       SERIES 1 CLASS C SEVENTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 1 Class C Seventh Issuer Swap Provider, the Seventh Issuer and the Security Trustee as amended and supplemented from time to time;

       SERIES 1 SEVENTH ISSUER SWAP AGREEMENTS means the Series 1 Class A Seventh Issuer Swap Agreement, the Series 1 Class B Seventh Issuer Swap Agreement and the Series 1 Class C Issuer Swap Agreement;

       SERIES 1 CLASS A SEVENTH ISSUER SWAP PROVIDER means UBS Limited or such other swap provider appointed from time to time in relation to the Series 1 Seventh Issuer Notes;

       SERIES 1 CLASS B SEVENTH ISSUER SWAP PROVIDER means UBS Limited or such other swap provider appointed from time to time in relation to the Series 1 Seventh Issuer Notes;

       SERIES 1 CLASS C SEVENTH ISSUER SWAP PROVIDER means UBS Limited or such other swap provider appointed from time to time in relation to the Series 1 Seventh Issuer Notes;

       SERIES 1 SEVENTH ISSUER SWAP PROVIDER means the Series 1 Class A Seventh Issuer Swap Provider, the Series 1 Class B Seventh Issuer Swap Provider and the Series 1 Class C Seventh Issuer Swap Provider;

       SERIES 2 CLASS A SEVENTH ISSUER SWAP means the sterling-dollar currency swap which enables the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class A Seventh Issuer Notes in dollars;

       SERIES 2 CLASS A SEVENTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 2 Class A Seventh Issuer Swap Provider, the Seventh Issuer and the Security Trustee as amended and supplemented from time to time;

       SERIES 2 CLASS B SEVENTH ISSUER SWAP means the sterling-dollar currency swap which enables the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class B Seventh Issuer Notes in dollars;

       SERIES 2 CLASS B SEVENTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 2 Class B Seventh Issuer Swap Provider, the Seventh Issuer and the Security Trustee as amended and supplemented from time to time;

       SERIES 2 CLASS C SEVENTH ISSUER SWAP means the sterling-dollar currency swap which enables the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class C Seventh Issuer Notes in dollars;

       SERIES 2 CLASS C SEVENTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer

       Closing Date between the Series 2 Class C Seventh Issuer Swap Provider, the Seventh Issuer and the Security Trustee as amended and supplemented from time to time;

       SERIES 2 SEVENTH ISSUER SWAP AGREEMENTS means the Series 2 Class A Seventh Issuer Swap Agreement, the Series 2 Class B Seventh Issuer Swap Agreement and the Series 2 Class C Seventh Issuer Swap Agreement;

       SERIES 2 CLASS A SEVENTH ISSUER SWAP PROVIDER means Swiss Re Financial Products Corporation or such other swap provider appointed from time to time in relation to the Series 2 Seventh Issuer Notes;

       SERIES 2 CLASS B SEVENTH ISSUER SWAP PROVIDER means Swiss Re Financial Products Corporation or such other swap provider appointed from time to time in relation to the Series 2 Seventh Issuer Notes;

       SERIES 2 CLASS C SEVENTH ISSUER SWAP PROVIDER means Swiss Re Financial Products Corporation or such other swap provider appointed from time to time in relation to the Series 1 Seventh Issuer Notes;

       SERIES 2 SEVENTH ISSUER SWAP PROVIDER means the Series 2 Class A Seventh Issuer Swap Provider, the Series 2 Class B Seventh Issuer Swap Provider, and the Series 2 Class C Currency Swap Provider;

       SERIES 3 CLASS A SEVENTH ISSUER SWAP means the sterling-euro currency swap which enables the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class A Seventh Issuer Notes in euro;

       SERIES 3 CLASS A SEVENTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 3 Class A Seventh Issuer Swap Provider, the Seventh Issuer and the Security Trustee as amended and supplemented from time to time;

       SERIES 3 CLASS B SEVENTH ISSUER SWAP means the sterling-euro currency swap which enables the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class B Seventh Issuer Notes in euro;

       SERIES 3 CLASS B SEVENTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 3 Class B Seventh Issuer Swap Provider, the Seventh Issuer and the Security Trustee as amended and supplemented from time to time;

       SERIES 3 CLASS C SEVENTH ISSUER SWAP means the sterling-euro currency swap which enables the Seventh Issuer to receive and pay amounts under the Seventh Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class C Seventh Issuer Notes in euro;

       SERIES 3 CLASS C SEVENTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Seventh Issuer Closing Date between the Series 3 Class C Seventh Issuer Swap Provider, the Seventh Issuer and the Security Trustee as amended and supplemented from time to time;

       SERIES 3 SEVENTH ISSUER SWAP AGREEMENTS means the Series 3 Class A Seventh Issuer Swap Agreement, the Series 3 Class B Seventh Issuer Swap Agreement, and the Series 3 Class C Seventh Issuer Swap Agreement;

       SERIES 3 CLASS A SEVENTH ISSUER SWAP PROVIDER means Citibank N.A., London Branch or such other swap provider appointed from time to time in relation to the Series 3 Seventh Issuer Notes;

       SERIES 3 CLASS B SEVENTH ISSUER SWAP PROVIDER means Citibank N.A., London Branch or such other swap provider appointed from time to time in relation to the Series 3 Seventh Issuer Notes;

       SERIES 3 CLASS C SEVENTH ISSUER SWAP PROVIDER means Citibank N.A., London Branch or such other swap provider appointed from time to time in relation to the Series 3 Seventh Issuer Notes;

       SERIES 3 SEVENTH ISSUER SWAP PROVIDER means the Series 3 Class A Seventh Issuer Swap Provider, the Series 4 Class B Seventh Issuer Swap Provider and the Series 3 Class C Seventh Issuer Swap Provider;

       SERIES 1 DEFINITIVE SEVENTH ISSUER NOTES means the Series 1 Class A Definitive Seventh Issuer Notes, the Series 1 Class B Definitive Seventh Issuer Notes and the Series 1 Class C Definitive Seventh Issuer Notes;

       SERIES 1 CLASS A DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 1 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 1 CLASS B DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class B Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class B Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 2 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 1 CLASS C DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class C Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class C Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 3 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 2 CLASS A DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class A Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class A Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 4 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 2 CLASS B DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class B Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class B Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 5 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 2 CLASS C DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class C Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class C Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in PART 6 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 2 DEFINITIVE SEVENTH ISSUER NOTES means the Series 2 Class A Definitive Seventh Issuer Notes, the Series 2 Class B Definitive Seventh Issuer Notes, and the Series 2 Class C Definitive Seventh Issuer Notes;

       SERIES 3 CLASS A DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class A Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class A Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 7 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 3 CLASS B DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class B Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class B Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 8 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 3 CLASS C DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class C Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class C Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 9 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 3 DEFINITIVE SEVENTH ISSUER NOTES means the Series 3 Class A Definitive Seventh Issuer Notes, the Series 3 Class B Definitive Seventh Issuer Notes, and the Series 3 Class C Definitive Seventh Issuer Notes;

       SERIES 4 CLASS A DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class A Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 10 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 4 CLASS B DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class B Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class B Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 11 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 4 CLASS C DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class C Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class C Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 12 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 4 DEFINITIVE SEVENTH ISSUER NOTES means the Series 4 Class A Definitive Seventh Issuer Notes, the Series 4 Class B Definitive Seventh Issuer Notes, the Series 4 Class C Definitive Seventh Issuer Notes and the Series 4 Class C Definitive Seventh Issuer Notes;

       SERIES 5 CLASS A DEFINITIVE SEVENTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class A Seventh Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class A Definitive Seventh Issuer Notes issued pursuant to Condition 14 and which are issued substantially in the form described in and set out in
       PART 13 of SCHEDULE 2 to the Seventh Issuer Trust Deed;

       SERIES 5 DEFINITIVE SEVENTH ISSUER NOTES means the Series 5 Class A Definitive Seventh Issuer Notes;

       SEVENTH ISSUER means Permanent Financing (No. 7) PLC (registered no. 5330776), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

       SEVENTH ISSUER ACCOUNT BANK means the Seventh Issuer Non-Sterling Account Bank and the Seventh Issuer Sterling Account Bank;

       SEVENTH ISSUER ACCOUNT MANDATE means an account mandate delivered to the Seventh Issuer Account Bank pursuant to the Seventh Issuer Bank Account Agreement;

       SEVENTH ISSUER ACCOUNTS means the Seventh Issuer Transaction Account, any Additional Seventh Issuer Account and such other bank account(s) held in the name of the Seventh Issuer with the prior written approval of the Security Trustee from time to time;

       SEVENTH ISSUER AVAILABLE FUNDS means together Seventh Issuer Revenue Receipts and Seventh Issuer Principal Receipts;

       SEVENTH ISSUER BANK ACCOUNT AGREEMENT means the bank account agreement dated on or about the Seventh Issuer Closing Date between the Seventh Issuer, the Seventh Issuer Cash Manager, the Seventh Issuer Account Bank and the Security Trustee (as the same may be amended, restated supplemented, replaced or novated from time to time);

       SEVENTH ISSUER BANK ACCOUNTS has the same meaning as SEVENTH ISSUER ACCOUNTS;

       SEVENTH ISSUER BULLET TERM ADVANCES means the Seventh Issuer Series 1 Term AAA Advance and the Seventh Issuer Series 2 Term AAA Advance;

       SEVENTH ISSUER CASH MANAGEMENT AGREEMENT means the cash management agreement dated on or about the Seventh Issuer Closing Date between the Seventh Issuer, the Seventh Issuer Cash Manager and the Security Trustee (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       SEVENTH ISSUER CASH MANAGEMENT SERVICES means the services to be provided to the Seventh Issuer and the Security Trustee pursuant to the Seventh Issuer Cash Management Agreement;

       SEVENTH ISSUER CASH MANAGER means Halifax acting pursuant to the Seventh Issuer Cash Management Agreement as agent for the Seventh Issuer and the Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Seventh Issuer;

       SEVENTH ISSUER CASH MANAGER TERMINATION EVENT has the meaning given in CLAUSE 12.1 of the Seventh Issuer Cash Management Agreement;

       SEVENTH ISSUER CHARGED PROPERTY means the property charged by the Seventh Issuer pursuant to CLAUSES 3.1 to 3.4 (inclusive) of the Seventh Issuer Deed of Charge;

       SEVENTH ISSUER CLOSING DATE means 23rd March, 2005;

       SEVENTH ISSUER CORPORATE SERVICES AGREEMENT means the agreement dated on or about the Seventh Issuer Closing Date and made between the Seventh Issuer Corporate Services Provider, the Seventh Issuer, Halifax, Holdings and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the Seventh Issuer (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       SEVENTH ISSUER CORPORATE SERVICES FEE LETTER means the letter dated the date of the Seventh Issuer Corporate Services Agreement between, inter alios, the Seventh Issuer, the Security Trustee, and the Seventh Issuer Corporate Services Provider, setting out the amount of fees payable to the Seventh Issuer Corporate Services Provider by the Seventh Issuer;

       SEVENTH ISSUER CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to the Seventh Issuer under the Seventh Issuer Corporate Services Agreement;

       SEVENTH ISSUER CURRENCY SWAP AGREEMENTS means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreements;

       SEVENTH ISSUER DEED OF CHARGE means the deed of charge to be entered into on or about the Seventh Issuer Closing Date between, among others, the Seventh Issuer and the Security Trustee under which the Seventh Issuer charges the Seventh Issuer Security in favour of the Security Trustee for the benefit of the Seventh Issuer Secured Creditors (as the same may be amended and/or supplemented from time to time);

       SEVENTH ISSUER EVENT OF DEFAULT has the meaning given to it in Condition 9 of the Seventh Issuer Notes;

       SEVENTH ISSUER INTERCOMPANY LOAN means the loan of the Seventh Issuer Term Advances made by the Seventh Issuer to Funding 1 under the Seventh Issuer Intercompany Loan Agreement on or about the Seventh Issuer Closing Date;

       SEVENTH ISSUER INTERCOMPANY LOAN ACCELERATION NOTICE means an acceleration notice served by the Security Trustee in relation to the enforcement of the Funding 1 Security following a Seventh Issuer Intercompany Loan Event of Default under the Seventh Issuer Intercompany Loan;

       SEVENTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Seventh Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on or about the Seventh Issuer Closing Date by the Seventh Issuer, Funding 1, the Security Trustee and the Agent Bank (as the same may be amended and/or supplemented from time to time);

       SEVENTH ISSUER INTERCOMPANY LOAN CONFIRMATION means the loan confirmation in respect of the Seventh Issuer Intercompany Loan Agreement entered into on or about the Seventh Issuer Closing Date and made between Funding 1, the Seventh Issuer and the Security Trustee;

       SEVENTH ISSUER INTERCOMPANY LOAN DETERMINATION DATE means the date falling two Business Days prior to each Funding 1 Interest Payment Date;

       SEVENTH ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of an event of default by Funding 1 as specified in Clause 14 of the Seventh Issuer Intercompany Loan Terms and Conditions;

       SEVENTH ISSUER INTERCOMPANY LOAN LEDGER means the ledger maintained by the Seventh Issuer Cash Manager which will record payments of interest and repayments of principal made on each of the Term Advances on each Interest Payment Date under the Seventh Issuer Intercompany Loan Agreement;

       SEVENTH ISSUER INTERCOMPANY LOAN TERMS AND CONDITIONS means the Intercompany Loan Terms and Conditions;

       SEVENTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this Seventh Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood on or about the Seventh Issuer Closing Date, as the same may be amended, restated and supplemented from time to time;

       SEVENTH ISSUER NON-STERLING ACCOUNT means a dollar account and/or a euro account, in each case to be opened pursuant to CLAUSE 3.1 of the Seventh Issuer Bank Account Agreement in the name of the Seventh Issuer and to be held with the Seventh Issuer Non-Sterling Account Bank in accordance with the Seventh Issuer Bank Account Agreement;

       SEVENTH ISSUER NON-STERLING ACCOUNT BANK means The Governor and Company of the Bank of Scotland, in its capacity as holder of the relevant Seventh Issuer Non-Sterling Account, in accordance with the Seventh Issuer Bank Account Agreement;

       SEVENTH ISSUER NOTE ACCELERATION NOTICE means a Class A Seventh Issuer Note Acceleration Notice, a Class B Seventh Issuer Note Acceleration Notice, or a Class C Seventh Issuer Note Acceleration Notice, either alone or together;

       SEVENTH ISSUER NOTE DETERMINATION DATE means four Business Days prior to each Interest Payment Date;

       SEVENTH ISSUER NOTE EVENT OF DEFAULT means an event of default by the Seventh Issuer as defined in Condition 9 of the Seventh Issuer Notes;

       SEVENTH ISSUER NOTEHOLDERS means the holders for the time being of the Seventh Issuer Notes;

       SEVENTH ISSUER NOTES means the Class A Seventh Issuer Notes, the Class B Seventh Issuer Notes and the Class C Seventh Issuer Notes;

       SEVENTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the paying agent and agent bank agreement entered into on or about the Seventh Issuer Closing Date between the Seventh Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent and the Note Trustee which sets out the appointment of the Paying Agents, the Registrar, the Transfer Agent and the Agent Bank for the Seventh Issuer Notes (as the same may be amended, restated, supplemented, replaced or novated from time to time);

       SEVENTH ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT means the post-enforcement call option agreement entered into on or about the Seventh Issuer Closing Date between the

       Seventh Issuer, the Post-Enforcement Call Option Holder and the Security Trustee under which the Note Trustee agrees on behalf of the holders of the Class B Seventh Issuer Notes and the Class C Seventh Issuer Notes that following enforcement of the Seventh Issuer Security, the Post-Enforcement Call Option Holder may call for the Class B Seventh Issuer Notes, and the Class C Seventh Issuer Notes (as the same may be amended, restated, supplemented replaced or novated from time to time);

       SEVENTH ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority of payments in which the Seventh Issuer Revenue Receipts and the Seventh Issuer Principal Receipts will be applied following the service of a Seventh Issuer Note Acceleration Notice and a Seventh Issuer Intercompany Loan Acceleration Notice, as set out in CLAUSE 6.4 of the Seventh Issuer Deed of Charge;

       SEVENTH ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority of payments in which the Seventh Issuer Principal Receipts will be applied until enforcement of the Seventh Issuer Security and as set out in Schedule 2 to the Seventh Issuer Cash Management Agreement;

       SEVENTH ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS means the Seventh Issuer Pre-Enforcement Principal Priority of Payments and the Seventh Issuer Pre-Enforcement Revenue Priority Payments;

       SEVENTH ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority of payments in which the Seventh Issuer Revenue Receipts will be applied until enforcement of the Seventh Issuer Security and as set out in Schedule 2 to the Seventh Issuer Cash Management Agreement;

       SEVENTH ISSUER PRINCIPAL RECEIPTS means the sum of all principal amounts repaid by Funding 1 to the Seventh Issuer under the terms of the Seventh Issuer Intercompany Loan Agreement during the relevant Interest Period, as calculated by the Seventh Issuer Cash Manager or the Security Trustee, as the case may be, four Business Days prior to each Interest Payment Date;

       SEVENTH ISSUER REVENUE RECEIPTS means on the date which is four Business Days prior to an Interest Payment Date, an amount equal to the aggregate of:

       (a) interest to be paid by Funding 1 on the relevant Funding 1 Interest Payment Date in respect of the Term Advances under the terms of the Seventh Issuer Intercompany Loan Agreement;

       (b) fees to be paid to the Seventh Issuer by Funding 1 on the relevant Funding 1 Interest Payment Date under the terms of the Seventh Issuer Intercompany Loan Agreement;

       (c) interest payable on the Seventh Issuer Bank Accounts and any Authorised Investments which will be received on or before the relevant Interest Payment Date in respect of the Seventh Issuer Notes;

       (d) other net income of the Seventh Issuer including amounts received or to be received under the Seventh Issuer Swap Agreements on or before the relevant Interest Payment Date (including any amounts received by the Seventh Issuer in consideration of it entering into a replacement Seventh Issuer Swap Agreement but excluding (i) any Excess Swap Collateral which shall be returned directly to the relevant Seventh Issuer Swap Provider, as set out under the relevant Seventh Issuer Swap Agreement and (ii) in respect of each Seventh Issuer Swap Provider, prior to the designation of an early termination date under the relevant Seventh Issuer Swap Agreement and the resulting application of the collateral by way of netting or set-off, an amount equal to the value of all collateral (other than Excess Swap Collateral) provided by such Seventh Issuer Swap Provider to the Seventh Issuer pursuant to the relevant Seventh Issuer Swap Agreement (and any interest or distributions in respect thereof)); and

       (e) if the Seventh Issuer receives any additional amount from a Seventh Issuer Swap Provider pursuant to section 2(d)(i)(4) of any Seventh Issuer Swap Agreement, and the Seventh Issuer subsequently receives a refund from the relevant taxing authority in respect of that additional amount (so that the Seventh Issuer receives a windfall) (for the purposes of this definition, a REFUND PAYMENT), an amount equal to that Refund Payment;

       SEVENTH ISSUER'S CERTIFICATE means a certificate signed in the name of the Seventh Issuer by two directors of the Seventh Issuer;

       SEVENTH ISSUER SCHEDULED AMORTISATION TERM ADVANCE means the Seventh Issuer Series 3 Term AAA Advance, the Seventh Issuer Series 4 Term AAA Advance and the Seventh Issuer Series 5 Term AAA Advance;

       SEVENTH ISSUER SECURED CREDITORS means the Security Trustee under the Seventh Issuer Deed of Charge, the Seventh Issuer Swap Providers, the Note Trustee, the Seventh Issuer Account Bank, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Corporate Services Provider, the Seventh Issuer Cash Manager and the Seventh Issuer Noteholders;

       SEVENTH ISSUER SECURED OBLIGATIONS means any and all of the moneys and liabilities which the Seventh Issuer covenants to pay or discharge under CLAUSE 2 of the Seventh Issuer Deed of Charge and all other amounts owed by it to the Seventh Issuer Secured Creditors under and pursuant to the Transaction Documents;

       SEVENTH ISSUER SECURITY means the security granted by the Seventh Issuer under the Seventh Issuer Deed of Charge in favour of the Seventh Issuer Secured Creditors;

       SEVENTH ISSUER SERIES 1 TERM AA ADVANCE means the sub-loan of the Seventh Issuer Term AA Advances in the amount of (pound)[*] and corresponding to the issue of the Series 1 Class B Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 1 TERM AAA ADVANCE means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of (pound)[*] and corresponding to the issue of the Series 1 Class A Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 1 TERM ADVANCES means the Seventh Issuer Series 1 Term AAA Advance, the Seventh Issuer Series 1 Term AA Advance and the Seventh Issuer Series 1 Term BBB Advance;

       SEVENTH ISSUER SERIES 1 TERM BBB ADVANCE means the sub-loan of the Seventh Issuer Term BBB Advances in the amount of (pound)[*] and corresponding to the issue of the Series 1 Class C Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 2 TERM AA ADVANCE means the sub-loan of the Seventh Issuer Term AA Advances in the amount of (pound)[*] and corresponding to the issue of the Series 2 Class B Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 2 TERM AAA ADVANCE means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of (pound)[*] and corresponding to the issue of the Series 2 Class A Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 2 TERM ADVANCES means the Seventh Issuer Series 2 Term AAA Advance, the Seventh Issuer Series 2 Term AA Advance and the Seventh Issuer Series 2 Term BBB Advance;

       SEVENTH ISSUER SERIES 2 TERM BBB ADVANCE means the sub-loan of the Seventh Issuer Term BBB Advances in the amount of (pound)[*] and corresponding to the issue of the Series 2 Class C Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 3 TERM AA ADVANCE means the sub-loan of the Seventh Issuer Term AA Advances in the amount of (pound)[*] and corresponding to the issue of the Series 3 Class B Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 3 TERM AAA ADVANCE means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of (pound)[*] and corresponding to the issue of the Series 3 Class A Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 3 TERM ADVANCES means the Seventh Issuer Series 3 Term AAA Advance, the Seventh Issuer Series 3 Term AA Advance and the Seventh Issuer Series 3 Term BBB Advance;

       SEVENTH ISSUER SERIES 3 TERM BBB ADVANCE means the sub-loan of the Seventh Issuer Term BBB Advances in the amount of (pound)[*] and corresponding to the issue of the Series 3 Class C Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 4 TERM AA ADVANCE means the sub-loan of the Seventh Issuer Term AA Advances in the amount of (pound)[*] and corresponding to the issue of the Series 4 Class B Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 4 TERM AAA ADVANCE means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of (pound)[*] and corresponding to the issue of the Series 4 Class A Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 4 TERM ADVANCES means the Seventh Issuer Series 4 Term AAA Advances, the Seventh Issuer Series 4 Term AA Advance and the Seventh Issuer Series 4 Term BBB Advance;

       SEVENTH ISSUER SERIES 4 TERM BBB ADVANCE means the sub-loan of the Seventh Issuer Term BBB Advances in the amount of (pound)[*] and corresponding to the issue of the Series 4 Class C Seventh Issuer Notes;

       SEVENTH ISSUER SERIES 5 TERM AAA ADVANCES means the sub-loan of the Seventh Issuer Term AAA Advances in the amount of (pound)[*] and corresponding to the issue of the Series 5 Class A Seventh Issuer Notes ;

       SEVENTH ISSUER SERIES 5 TERM ADVANCES means the Seventh Issuer Series 5 Term AAA Advance;

       SEVENTH ISSUER STERLING ACCOUNT means the Seventh Issuer Transaction Account or any Additional Seventh Issuer Account opened, to be opened pursuant to CLAUSE 3.1 of the Seventh Issuer Bank Account Agreement in the name of the Seventh Issuer and to be held with the Seventh Issuer Sterling Account Bank in accordance with the Seventh Issuer Bank Account Agreement;

       SEVENTH ISSUER STERLING ACCOUNT BANK means The Governor and Company of the Bank of Scotland, in its capacity as holder of the Seventh Issuer Transaction Account, situated at 116 Wellington Street, Leeds LS1 4LT, any Additional Seventh Issuer Account and such other account bank as may be appointed from time to time pursuant to the Seventh Issuer Bank Account Agreement;

       SEVENTH ISSUER SWAP AGREEMENTS means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreements;

       SEVENTH ISSUER SWAP EXCLUDED TERMINATION AMOUNT means, in relation to any Seventh Issuer Swap Agreement, an amount equal to:

       (a) the amount of any termination payment due and payable to the relevant Seventh Issuer Swap Provider as a result of a Seventh Issuer Swap Provider Default or to the relevant Seventh Issuer Swap Provider following a Seventh Issuer Swap Provider Downgrade Termination Event;

              less

       (b) the amount, if any, received by the Seventh Issuer from a replacement swap provider upon entry by the Seventh Issuer into an agreement with such replacement swap provider to replace such Seventh Issuer Swap Agreement which has terminated as a result of such Seventh Issuer Swap Provider Default or following the occurrence of such Seventh Issuer Swap Provider Downgrade Termination Event;

       SEVENTH ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Seventh Issuer Swap Agreements) where a Seventh Issuer Swap Provider is the Defaulting Party;

       SEVENTH ISSUER SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an Additional Termination Event (as defined in the Seventh Issuer Swap Agreements) following the failure by a Seventh Issuer Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the relevant Seventh Issuer Swap Agreement;

       SEVENTH ISSUER SWAP PROVIDERS means the Dollar Currency Swap Providers and the Euro Currency Swap Providers or any one of them as the context requires;

       SEVENTH ISSUER SWAPS means the swaps documented under the Seventh Issuer Swap Agreements;

       SEVENTH ISSUER TERM AA ADVANCES means the Seventh Issuer Series 1 Term AA Advance, the Seventh Issuer Series 2 Term AA Advance, the Seventh Issuer Series 3 Term AA Advance and the Seventh Issuer Series 4 Term AA Advance;

       SEVENTH ISSUER TERM AAA ADVANCES means the Seventh Issuer Series 1 Term AAA Advance, the Seventh Issuer Series 2 Term AAA Advance, the Seventh Issuer Series 3 Term AAA Advance, the Seventh Issuer Series 4 Term AAA Advance and the Seventh Issuer Series 5 Term AAA Advance;

       SEVENTH ISSUER TERM ADVANCES means the Seventh Issuer Term AAA Advances, the Seventh Issuer Term AA Advances and the Seventh Issuer Term BBB Advances;

       SEVENTH ISSUER TERM ADVANCES DUE DATES means the dates being:

       (a) in relation to the Seventh Issuer Series 1 Term AAA Advance, the Funding 1 Interest Payment Date falling in March 2006;

       (b) in relation to the Seventh Issuer Series 2 Term AAA Advance, the Funding 1 Interest Payment Date falling in September 2007;

       (c) in relation to the Seventh Issuer Series 3 Term AAA Advance, the Funding 1 Interest Payment Dates falling in September 2009 and December 2009, March 2010 and June 2010;

       (d) in relation to the Seventh Issuer Series 4 Term AAA Advance, the Funding 1 Interest Payment Date falling in June 2010 and September 2010;

       (e) in relation to the Seventh Issuer Series 5 Term AAA Advance, the Funding 1 Interest Payment Dates falling in June 2011 and December 2011;

       (f) in relation to the Seventh Issuer Series 1 Term AA Advance, the Funding 1 Interest Payment Date falling after the date on which the Seventh Issuer Series 1 Term AAA Advance has been fully repaid;

       (g) in relation to the Seventh Issuer Series 2 Term AA Advance, the Funding 1 Interest Payment Date falling after the date on which the Seventh Issuer Series 2 Term AAA Advance has been fully repaid;

       (h) in relation to the Seventh Issuer Series 3 Term AA Advance, the Funding 1 Interest Payment Date falling after the date on which the Seventh Issuer Series 3 Term AAA Advance has been fully repaid;

       (i) in relation to the Seventh Issuer Series 4 Term AA Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Seventh Issuer Series 4 Term AAA Advance has been fully repaid;

       (j) in relation to the Seventh Issuer Series 1 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Seventh Issuer Series 1 Term AA Advance has been fully repaid;

       (k) in relation to the Seventh Issuer Series 2 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Seventh Issuer Series 2 Term AA Advance has been fully repaid;

       (l) in relation to the Seventh Issuer Series 3 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Seventh Issuer Series 3 Term AA Advance has been fully repaid; and

       (m) in relation to the Seventh Issuer Series 4 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Seventh Issuer Series 4 Term AA Advance has been fully repaid;

       SEVENTH ISSUER TERM BBB ADVANCES means the Seventh Issuer Series 1 Term BBB Advance, the Seventh Issuer Series 2 Term BBB Advance, the Seventh Issuer Series 3 Term BBB Advance and the Seventh Issuer Series 4 Term BBB Advance;

       SEVENTH ISSUER TRANSACTION ACCOUNT means the sterling account in the name of the Seventh Issuer (account number [*], Permanent Financing (No. 7) PLC, sort code [12-24-55]) held with the Seventh Issuer Account Bank or such other account at such other Seventh Issuer Account Bank and/or other banks as may for the time being be in place with the prior consent of the Security Trustee and designated as such;

       SEVENTH ISSUER TRANSACTION ACCOUNT MANDATE means the mandate pursuant to which the Seventh Issuer Transaction Account has been established;

       SEVENTH ISSUER TRANSACTION DOCUMENTS means those Transaction Documents to which the Seventh Issuer is a party, including the Seventh Issuer Intercompany Loan Agreement, the Seventh Issuer Trust Deed, the Seventh Issuer Paying Agent and Agent Bank Agreement, the Seventh Issuer Deed of Charge, the Seventh Issuer Cash Management Agreement, the Seventh Issuer Swap Agreements, the Seventh Issuer Bank Account Agreement, the Seventh Issuer Post-Enforcement Call Option Agreement and the Seventh Issuer Corporate Services Agreement;

       SEVENTH ISSUER TRUST DEED means the trust deed entered into on or about the Seventh Issuer Closing Date between the Seventh Issuer and the Note Trustee constituting the Seventh Issuer Notes (as the same may be amended and/or supplemented from time to time);

       SPECIFIED OFFICE means as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Seventh Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Seventh Issuer and the Security Trustee pursuant to the Seventh Issuer Paying Agent and Agent Bank Agreement;

       STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and any successor to its ratings business;

       STERLING DEFINITIVE SEVENTH ISSUER NOTES means the Series 3 Class A Definitive Seventh Issuer Notes, the Series 3 Class B Definitive Seventh Issuer Notes, the Series 3 Class C Definitive Seventh Issuer Notes, Series 4 Class A Definitive Seventh Issuer Notes, the Series 4 Class B Definitive Seventh Issuer Notes, the Series 4 Class B Definitive Seventh Issuer Notes, and the Series 5 Class A Definitive Seventh Issuer Notes;

       STERLING GLOBAL SEVENTH ISSUER NOTES means the Series 3 Class A Global Seventh Issuer Notes, the Series 3 Class B Global Seventh Issuer Notes, Series 3 Class C Global Seventh Issuer Notes, the Series 4 Class A Global Seventh Issuer Notes, the Series 4 Class B Global Seventh Issuer Notes, and the Series 4 Class C Global Seventh Issuer Notes

       STERLING SEVENTH ISSUER NOTES means the Sterling Definitive Seventh Issuer Notes and the Sterling Global Seventh Issuer Notes;

       STERLING INTEREST DETERMINATION DATE means the first day of the Interest Period for which the rate will apply;

       STERLING-LIBOR means the London Interbank Offered Rate for sterling deposits, as determined by the Agent Bank on the following basis:

       (a) on the applicable Sterling Interest Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for sterling deposits for the relevant period (or, in the case of the first Interest Period, the linear interpolation of the arithmetic mean of such offered quotations for two-week and one-month sterling deposits (rounded upwards, if necessary, to five decimal places)).

              This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Seventh Issuer with the approval of the Note Trustee will be used.

              In each of these cases, the determination will be made at or about
              11.00 a.m., London time, on that date;

       (b) if, on any such Sterling Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

              (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for sterling deposits of the equivalent amount, and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

              (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

       (c) if, on any such Sterling Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

       (d) if, on any such Sterling Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Seventh Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph
              (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

       SUBSCRIPTION AGREEMENT means the Subscription Agreement relating to the sale of the Series 3 Seventh Issuer Notes, the Series 4 Seventh Issuer Notes and the Series 5 Seventh Issuer Notes, dated [*], 2005 between Funding 1, Halifax, the Mortgages Trustee, the Seventh Issuer and the Managers;

       SUCCESSOR AGENT means any successor to any Agent who may be appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement;

       SUCCESSOR AGENT BANK means any successor to the Agent Bank who may be appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement;

       SUCCESSOR PAYING AGENT means any successor to any Paying Agent who may be appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement;

       SUCCESSOR PRINCIPAL PAYING AGENT means any successor to the Principal Paying Agent who may be appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement;

       SWAP AGREEMENTS means the Currency Swap Agreements;

       SWAP PROVIDERS means the Currency Swap Providers;

       TARGET BUSINESS DAY means a day on which the TransEuropean Automated Realtime Gross Settlement Express Transfer (TARGET) system is open;

       TERM ADVANCE INTEREST DETERMINATION DATE has the meaning given in CLAUSE 6.2(A)(I) of the Intercompany Loan Terms and Conditions;

       TERM ADVANCE RATE OF INTEREST has the meaning given in CLAUSE 6.2 of the Intercompany Loan Terms and Conditions;

       TERM ADVANCE RATING means the designated rating which corresponds to the rating assigned on the Seventh Issuer Closing Date to the corresponding class of Seventh Issuer Notes, the proceeds of which are applied by the Seventh Issuer to make such Term Advance to Funding 1. Any subsequent changes made to the ratings of the Seventh Issuer Notes will not affect the Term Advance Ratings of the Term Advances;

       TERMS AND CONDITIONS has the same meaning as CONDITIONS;

       THREE-MONTH USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

       (a) on the applicable Dollar Interest Determination Date applicable to the Series 1 Class B Seventh Issuer Notes, the Series 1 Class C Seventh Issuer Notes, the Series 2 Class A Seventh Issuer Notes, the Series 2 Class B Seventh Issuer Notes and the Series 2 Class C Seventh Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for three-month dollar deposits. The Three-Month USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for two-month and three-month Dollar deposits (rounded upwards, if necessary, to five decimal places).

              This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the issuer with the approval of the Note Trustee will be used.

              In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date;

       (b) if, on any such Dollar Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

              (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

              (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

       (c) if, on any such Dollar Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

       (d) if, on any such Dollar Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Seventh Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

       TRANSACTION means the transaction contemplated by the Transaction Documents;

       TRANSACTION DOCUMENT or RELEVANT DOCUMENT means any of the following documents:

       (a)    the Subscription Agreement;

       (b)    the Underwriting Agreement;

       (c)    the Seventh Issuer Intercompany Loan Agreement;

       (d)    the Mortgages Trust Deed;

       (e) the Halifax Deed and Power of Attorney in relation to the Mortgages Trust Deed;

       (f)    the Mortgage Sale Agreement;

       (g)    the Seller Power of Attorney;

       (h)    the Seventh Issuer Deed of Charge;

       (i)    the Second Supplemental Funding 1 Deed of Charge;

       (j)    the Seventh Issuer Power of Attorney;

       (k)    the Funding 1 Deed of Charge;

       (l)    the Funding 1 Power of Attorney;

       (m)    the Funding 1 Liquidity Facility Agreement;

       (n)    the Seventh Issuer Swap Agreements;

       (o)    the Funding 1 Swap Agreement;

       (p)    the Seventh Issuer Trust Deed;

       (q)    the Seventh Issuer Paying Agent and Agent Bank Agreement;

       (r)    the Servicing Agreement;

       (s)    the Cash Management Agreement;

       (t)    the Seventh Issuer Cash Management Agreement;

       (u)    the Funding 1 Guaranteed Investment Contract;

       (v)    the Mortgages Trustee Guaranteed Investment Contract;

       (w)    the Seventh Issuer Post-Enforcement Call Option Agreement;

       (x)    the Bank Account Agreement;

       (y)    the Seventh Issuer Bank Account Agreement;

       (z)    the Funding 1 Corporate Services Agreement;

       (aa)   the Seventh Issuer Corporate Services Agreement;

       (bb)   the Master Definitions and Construction Schedule;

       (cc)   the Issuer Master Definitions and Construction Schedule;

       (dd)   each Scottish Declaration of Trust;

       (ee)   the Mortgages Trustee Corporate Services Agreement; and

       (ff)   the Seventh Start-up Loan Agreement;

       TRANSFER AGENT means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as the transfer agent appointed by the Seventh Issuer under the Seventh Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Seventh Issuer Notes;

       UNDERWRITERS means ABN AMRO Bank N.V., London Branch, Lehman Brothers Inc., Morgan Stanley & Co Incorporated, [*] and [*];

       UNDERWRITING AGREEMENT means the Underwriting Agreement relating to the sale of the Series 1 Seventh Issuer Notes and the Series 2 Seventh Issuer Notes dated [*], 2005 between Funding 1, Halifax, the Mortgages Trustee, the Seventh Issuer and the Joint Lead Underwriters;

       US PAYING AGENT means Citibank, N.A., New York Branch of 14th Floor, 388 Greenwich Street, New York, New York 10013, as paying agent in the United States of America; and

       USD-LIBOR means One-month USD-LIBOR and Three-month USD-LIBOR.

2.     INTERPRETATION AND CONSTRUCTION

2.1 Any reference in this Master Definitions and Construction Schedule or any Transaction Document to:

       AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

       the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

       DIRECTION or request of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of the Class A Seventh Issuer Notes shall mean:

       (a) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of one class only of the Class A Seventh Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such class of Class A Seventh Issuer Notes;

       (b) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of any two or more classes of the Class A Seventh Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Seventh Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such two or more classes of the Class A Seventh Issuer Notes; and

       (c) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of any two or more classes of the Class A Seventh Issuer Notes and gives or may give rise to conflict of interest between the holders of such two or more classes of the Class A Seventh Issuer Notes, separate directions of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of any two or more such classes of the Class A Seventh Issuer Notes, and, in the case of (b) above, where the relevant classes of the Class A Seventh Issuer Notes are not all in the same currency, the Principal Amount Outstanding of Class A Seventh Issuer Notes denominated in US$ or euro shall be the equivalent in sterling at the currency Swap Rate;

       DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

       a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

       HOLDING COMPANY means a holding company within the meaning of section 736 of the Companies Act 1985;

       INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

       a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day Provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to MONTHS shall be construed accordingly);

       PARTY shall be construed as a party to a particular agreement, as the case may be;

       SUBSIDIARY means, (a) a subsidiary within the meaning of section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985;

       VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

       a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

       the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 (POUND), STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom; $, US$, DOLLAR or USD denotes the lawful currency for the time being of the United States of America and [E], EURO or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.3 In this Seventh Issuer Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Seventh Issuer Master Definitions and Construction Schedule is expressed to be incorporated or to which this Seventh Issuer Master Definitions and Construction Schedule is expressed to apply:

       (a) words denoting the singular number only shall include the plural number also and vice versa;

       (b)    words denoting one gender only shall include the other genders;

       (c) words denoting persons only shall include firms and corporations and vice versa;

       (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

       (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

       (f) clause, paragraph and schedule headings are for ease of reference only;

       (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

       (h) reference to a time of day shall be construed as a reference to London time; and

       (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.4 Any definition that appears in the Seventh Issuer Agreements that does not appear in this Seventh Issuer Master Definitions and Construction Schedule, shall have the meaning given in the Master Definitions and Construction Schedule (as the same may be amended or varied from time to time), unless otherwise defined therein and unless the context otherwise requires. In the event of a conflict between the definitions set out in this Seventh Issuer Master Definitions and Construction Schedule and the definitions set out in the Amended and Restated Master Definitions and Construction Schedule, unless contrary intention appears, the definitions in the Seventh Issuer Master Definitions and Construction Schedule shall prevail.

3.     GOVERNING LAW AND JURISDICTION

       This Seventh Issuer Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties hereto irrevocably submit to the jurisdiction of the courts of England.

                                   SIGNATORIES

Signed for the purposes of identification by         )
ALLEN & OVERY LLP                                    )




Signed for the purposes of identification by         )
SIDLEY AUSTIN BROWN & WOOD LLP                       )